Exhibit 10.51

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ENGINE LEASE EXTENSION AND AMENDMENT AGREEMENT

Dated March 27 2013

between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

(not in its individual capacity except as expressly set

forth herein but solely as owner trustee)

as Lessor

and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. as

Lessee

in respect of

Engine Lease Agreement dated 28 June 2007

relating to one (1) IAE V2527M-A5 engine bearing serial number V12671

Engine Lease Extension & Amendment Agreement – ESN V12671

THIS ENGINE LEASE EXTENSION & AMENDMENT AGREEMENT (“Agreement”) is made on March 27, 2013

BETWEEN:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (not in its individual capacity except as expressly set forth herein but solely as owner trustee) with its principal place of business at 260 North Charles Lindbergh Drive, MAC: U1240-026, Salt Lake City, UT 84116, United States of America (“Lessor”); and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (previously known as Concesionaria Vuela Compañía de Aviación, S.A. de C.V.), a sociedad anónima promotora de inversión de capital variable (previously, a sociedad anónima de capital variable) organized under the laws of Mexico (“Lessee”).

WHEREAS:

(A)	On the terms and conditions of an Engine Lease Agreement dated 28 June 2007 (as amended, assigned, assumed, modified and supplemented from time to time) (the “ELA”), incorporating by reference the terms of an Engine Lease Common Terms Agreement dated as of June 28, 2007 between GE Commercial Aviation Services Limited (now known as GE Capital Aviation Services Limited) and Lessee (the “Common Terms Agreement” or “CTA”), as amended, modified or supplemented from time to time (collectively, the “Lease”), Lessee has on lease from Lessor one (1) IAE V2527M-A5 engine bearing serial number V12671 (the “Engine”)

(B)	Lessor and Lessee wish to enter into this Agreement for the purpose of amending the Lease as provided below and in particular to extend the term of the Lease until 28 February 2018.

IT IS AGREED as follows:

1.	INTERPRETATION

Definitions: Capitalised terms used but not defined in this Agreement shall mean the same as when used in the Lease. References to a Clause or Schedule, unless otherwise stated, are references to clauses and schedules of this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

Lessor and Lessee now repeat the representations and warranties they made in the Lease, though as if made with reference to the facts and circumstances now existing and the references in such representations and warranties to “this Agreement” shall instead be construed as references to the Lease as hereby amended.

3.	LEASE AMENDMENTS

Subject to satisfaction of the conditions precedent specified in Clause 4 below (or as otherwise indicated below):

(a)	Lease extension: The period for which the Engine is leased to Lessee pursuant to the Lease is extended from 28 February 2013 to 28 February 2018. Accordingly, the definition of “Scheduled Expiry Date” in Section 1.1 of the ELA shall be amended and restated as “Scheduled Expiry Date means 28 February 2018”.

(b)	Rent: Effective from 01 March 2013 (the “Extension Date”) until the expiration of the Term, Part III of Schedule B of the ELA shall be amended and restated in its entirety to read as follows:

“The Rent payable in respect of each Rental Period during the Term shall be *****, payable in advance on each Rent Date.”

Engine Lease Extension & Amendment Agreement – ESN V12671

(c)	Agreed Value: Effective from 01 March 2013 (the “Extension Date”) until the expiration of the Term, the definition of Agreed Value in Part I of Schedule B of the ELA shall be amended and restated in its entirety to read as follows:

“Agreed Value *****, it being agreed, however, that, notwithstanding the foregoing, the Agreed Value shall be decreased by ***** on and with effect from each anniversary of the Delivery Date during the Term.”

(d)	Supplemental Rent Definitions: The Lease shall be further amended as follows:

(i)	The definition of Assumed Ratio in Part V of Schedule B of the ELA shall be amended and restated to read as follows:

“Assumed Ratio means a ***** ratio (*****).”

(ii)	The definition of Assumed Ratio Adjustment in Part V of Schedule B of the ELA shall be amended and restated to read as follows:

“Assumed Ratio Adjustment: For the purposes of Section 5.4(Supplemental Rent) of the CTA, any adjustment from the Assumed Ratio shall be based upon the following table:

Ratio	*****	*****	*****	*****	*****	*****	*****
Engine Supplemental Rent Rate	*****	*****	*****	*****	*****	*****	*****

(iii)	The definition of Engine LLP Supplemental Rent in Part V of Schedule B of the ELA shall be amended and restated to read as follows:

Engine LLP Supplemental Rent means in respect of the LLP for each Engine ***** for each Engine Cycle operated by that Engine during that calendar month or any part of such calendar month during the Term.

(iv)	The definition of Engine Supplemental Rent Rate in Part V of Schedule B of the ELA shall be amended and restated to read as follows:

“Engine Supplemental Rent Rate: means in respect of the Engine, ***** for each Engine Flight Hour (or fraction thereof) operated by that Engine, regardless of whether the Engine is operated at a thrust rating of ***** or ***** during the Term.”

4.	CONDITIONS PRECEDENT

4.1	Lessee shall provide the following, which are conditions precedent to Lessor’s obligations under this Agreement, in form and substance satisfactory to Lessor within 30 days from the date hereof (or as otherwise indicated below).

(a)	Corporate Documents: a copy of the resolutions of the shareholders of Lessee approving the terms of, and transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorising a specified person or persons to execute this Agreement;

Engine Lease Extension & Amendment Agreement – ESN V12671

(b)	Approvals: evidence of the issue of each filing, approval, license and consent which may be required by applicable Law in relation to, or in connection with the performance by Lessee of any of its respective obligations under this Agreement and the transactions contemplated by this Agreement;

(c)	Insurances: certificates of insurance, an undertaking from Lessee’s insurance broker and other evidence satisfactory to Lessor of Lessee’s due compliance with the provisions of the Lease (as amended hereby) regarding Insurances;

(d)	Process Agent Letter: Receipt by Lessor of evidence that the process agent appointment is extended to the new Schedule Expiry Date, i.e. 28 February 2018 or a new process agent has been appointed until that date;

(e)	Filings: evidence of a filing and registration of this Agreement with the Air Authority and the International Registry; and

(f)	Legal Opinion: a legal opinion from Lessee’s counsel acceptable to Lessor confirming that Lessee has received all required corporate approvals for this Agreement and that the person executing and delivering this Agreement on behalf of Lessee has the requisite corporate authority to do so and further confirming that this Lease and Lessee’s obligations thereunder are enforceable in accordance with their terms.

Lessor’s obligations under this Agreement shall only take effect when Lessor notifies Lessee in writing (“Lessor Notice”) that Lessor is satisfied that the above conditions have been fulfilled.

4.2	Further Conditions Precedent: Lessor’s obligations under this Agreement are also subject to the conditions precedent that as of the date of the Lessor Notice: (a) the representations and warranties of Lessee (both under Clause 2 of this Agreement and under the Lease) shall be true and correct and (b) no Default shall have occurred and be continuing or might result from the leasing of the Engine to Lessee.

4.3	Waiver: The conditions specified in this Clause 4 are for the sole benefit of Lessor and may be waived or deferred (in whole or in part and with or without conditions) by Lessor.

5.	MISCELLANEOUS

5.1	Further Assurances: Lessee agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purpose of this Agreement.

5.2	Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax or email will be deemed as effective as delivery of an originally executed version. Any party delivering an executed version of this Agreement by fax or email shall also deliver an originally executed counterpart but the failure to do so will not affect the validity or effectiveness of this Agreement.

Engine Lease Extension & Amendment Agreement – ESN V12671

5.3	Governing Law and Jurisdiction: This Agreement and all non contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the Governing Law, and the provisions of Sections 15.8 (Governing Law; Jurisdiction; WAIVER OF JURY TRIAL) of the CTA shall apply to this Agreement as if set out in full.

5.4	Variation: The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

5.5	Invalidity of any Provision: If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

5.6	Costs and Expenses: Each party shall bear its own fees, costs and expenses in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby.

6.	CONTINUATION OF LEASE

Save as expressly amended by this Agreement, the Lease shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of Lessor and Lessee enforceable in accordance with their respective terms.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

Engine Lease Extension & Amendment Agreement – ESN V12671

IN WITNESS WHEREOF, the parties hereto have executed this Engine Lease Extension & Amendment Agreement, each by its duly authorized representative(s), as of the date shown at the beginning of this Engine Lease Extension & Amendment Agreement.

LESSOR:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (not in its individual capacity, except as expressly set forth herein, but solely as Owner Trustee under the Trust Agreement)

By:	/s/ Jessi Saba Mussali

Name:	Jessi Saba Mussali

Title:	Attorney in Fact

Signed at:

LESSEE:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.,

By:	/s/ Mario E. Geyne

Name:	Mario E. Geyne

Title:	Financial and Fleet Planning Director

Signed at: